GOLDMAN SACHS TRUST

Goldman Sachs Municipal Income Completion Fund

(the “Fund”)

Supplement dated January 17, 2025 to the

Prospectus, Summary Prospectus, and Statement of Additional Information, each dated July 29, 2024, as supplemented to date

Effective immediately, the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information are revised as follows:

The following replaces Footnote 2 of the “Annual Fund Operating Expenses” table under “Summary —Fees and Expenses of the Fund” in the Fund’s Prospectus and “Fees and Expenses of the Fund” in the Fund’s Summary Prospectus:

[2]

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.00% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to reduce or limit its transfer agency fee to 0.00% of the Fund’s average daily net assets. These arrangements will remain in effect indefinitely, and the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces the third paragraph under “Service Providers—Management Fees and Other Expenses” in the Fund’s Prospectus:

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.00% of the Fund’s average daily net assets. This arrangement will remain in effect indefinitely, and the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. A Fund’s “Other Expenses” may be further reduced by any custody fee credits received by the Fund.

The following replaces the third paragraph under “Service Providers—Distributor and Transfer Agent” in the Fund’s Prospectus:

Goldman Sachs has agreed to reduce or limit its transfer agency fee (a component of “Other Expenses”) to 0.00% of the Fund’s average daily net assets indefinitely, and Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

The following replaces the fourth and fifth paragraphs under “MANAGEMENT SERVICES—Expenses” in the Fund’s Statement of Additional Information:

The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.00% of the Fund’s average daily net assets. This arrangement will remain in effect indefinitely, and Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Other Expenses” may be further reduced by any custody fee credits received by the Fund.

Goldman Sachs has agreed to reduce or limit its transfer agency fee (a component of “Other Expenses”) to 0.00% of the Fund’s average daily net assets indefinitely, and Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus, Summary Prospectus, and Statement of Additional Information.

MUNINCCOMPSTK 01-25